UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 29, 2010
Federal Home Loan Bank of New York
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-51397	136400946

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Park Avenue, Floor 5, New York, New York	10178-0599

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 441-6616
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
Item 8.01 Other Events.
On April 29, 2010, the Federal Home Loan Bank of New York (“FHLBNY”) issued a Press Release regarding among other information, unaudited financial results for the quarter ended March 31, 2010. A copy of the FHLBNY’s Press Release is attached hereto as Exhibit 99.1. The 2010 Unaudited Financial Results is attached hereto as Exhibit 99.2.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
99.1 FHLBNY’s Press Release, dated April 29, 2010 for the quarter ended March 31, 2010.
99.2 FHLBNY’s 2010 Unaudited Financial Results

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Federal Home Loan Bank of New York
Date: April 29, 2010	By:	/s/ Patrick A. Morgan
		Name:	Patrick A. Morgan
		Title:	Senior Vice President and Chief Financial Officer